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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                February 23, 2006
                Date of Report (Date of earliest event reported)

            Historic Preservation Properties 1989 Limited Partnership (Exact Name of Small Business Issuer as Specified in Its Charter)

                                    Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

                                    33-24129
                             Commission File Number

                                   04-3021042
                      (I.R.S. Employer Identification No.)

         21 Custom House Street, Suite 440, Boston, Massachusetts 02110
                    (Address of Principal Executive Offices)

                    Issuer's Telephone Number, (617) 422-5815

________________________________________________________________________________
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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Item 2.01 Completion or Acquisition or Disposition of Assets

     On February 23, 2006, 402 Julia Street Associates Limited Partnership ("402 Julia"), of which Historic Preservation Properties 1989 Limited Partnership (the "Issuer") has a 65.33% general partnership ownership interest, sold the property known as The Lofts located at 402 Julia Street, New Orleans, Louisiana. The property was sold to The Lofts Partners, L.L.C., a Louisiana limited liability company and an affiliate of the local general partner of 402 Julia.

     In November 2005, an unaffiliated third party made an offer to purchase the property for $1,800,000 (the "Offer"). In accordance with the 402 Julia partnership agreement, the Issuer exercised its right, to cause to sell the property and gave notice to the local general partner of its intentions to sell. The local general partner excised his right, under the 402 Julia partnership agreement, to purchase the property at the price and terms set forth in the Offer.

Item 9.01 Financial Statements and Exhibits

To the extent that pro forma financial statements are required to be filed with this report, such pro forma financial statements shall be provided by amendment to this report within seventy-one (71) days from the date hereof.

(c)  Exhibits

99.1 Purchase and Sale Agreement by and between 402 Julia Street Associates Limited Partnership and Sibling Odyssey II LLC, dated November 21, 2005 (which sets forth the Offer).

99.2 Notification of local general partner's intent to exercise its option to purchase, dated December 12, 2005.

99.3 Cash Sale of Property by and between 402 Julia Street Associates Limited Partnership and The Lofts Partners, L.L.C., dated February 23, 2006.

99.4 Bill of Sale by 402 Julia Street Associates, Limited Partnership to The Lofts Partners, L.L.C. dated February 23, 2006.

99.5 Assignment and Assumption of Leases, Rents and Security Deposits by and between 402 Julia Street Associates Limited Partnership and The Lofts Partners, L.L.C., dated February 23, 2006.

99.6 Seller's Settlement Statement dated February 22, 2006.

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                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        HISTORIC PRESERVATION PROPERTIES 1989
                                        LIMITED PARTNERSHIP

                                        By: Boston Historic Partners Limited
                                            Partnership, General Partner

                                        By: Portfolio Advisory Services,
                                            Inc., General Partner


Date: March 1, 2006                 By: /s/ Terrence P. Sullivan
                                            ------------------------------------
                                            Terrence P. Sullivan,
                                            President

                                        and


Date: March 1, 2006                 By: /s/ Terrence P. Sullivan
                                            ------------------------------------
                                            Terrence P. Sullivan,
                                            General Partner